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                                                                   EXHIBIT 10.72

WHEN RECORDED MAIL TO:

O'MELVENY & MYERS LLP
1999 Avenue of the Stars
Suite 700
Los Angeles, California 90067
Attention:  Dean Pappas, Esq.
File No.:  843,112-044

                               THIRD AMENDMENT TO
              DEED OF TRUST, FIXTURE FILING AND FINANCING STATEMENT
                 AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS

                 NOTICE: THIS INSTRUMENT SECURES FUTURE ADVANCES


                  THIS THIRD AMENDMENT TO DEED OF TRUST, FIXTURE FILING AND FINANCING STATEMENT AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS (this "AMENDMENT") is made and entered into as of this 16th day of December, 1999, by and between SAHARA LAS VEGAS CORP., a Nevada corporation, as debtor and trustor ("TRUSTOR"), and SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation, as Collateral Agent on behalf of itself and each of the Holders, as secured party and beneficiary ("BENEFICIARY").

                                 R E C I T A L S

                  A. Pursuant to that certain Note Purchase Agreement dated as of January 16, 1996 (the "NOTE PURCHASE AGREEMENT"), by and among Sahara Gaming Corporation, Trustor, and Beneficiary, Trustor issued and sold to the Holders certain 12% Notes Due December 15, 1999 in a principal amount up to $20,000,000 (the "ORIGINAL NOTES"). The Original Notes were secured by, among other things, the "Property" described in and pursuant to the Deed of Trust, Fixture Filing and Financing Statement and Security Agreement with Assignment of Rents dated as of January 16, 1996 and recorded in the Official Records of the County Recorder of Clark County, Nevada on January 18, 1996, in Book 960118, as Instrument No. 00974 (as heretofore and hereafter amended and modified, the "DEED OF TRUST"), including, without limitation, the real property described on EXHIBIT A attached hereto. All initially capitalized terms used herein without definition shall have the meanings given such terms in the Deed of Trust.

                  B. Pursuant to that certain Amended and Restated Note Purchase Agreement dated as of July 29, 1997 (the "AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and among Santa Fe Gaming Corporation (formerly named Sahara Gaming Corporation), a Nevada corporation ("SGC"), Trustor, Beneficiary, and SunAmerica, Inc., a Delaware corporation ("SUNAMERICA"), (i) Trustor agreed to issue and sell to the Holders, in addition to the Original Notes, certain Tranche A Notes in a principal amount up to $15,000,000 (the "ORIGINAL TRANCHE A NOTES"), which Original Tranche A Notes were issued on July 31, 1997, and certain Tranche B Notes in a principal amount up to $5,000,000 (the "ORIGINAL TRANCHE B NOTES"), and (ii) the



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parties amended the Deed of Trust pursuant to that certain First Amendment to Deed of Trust, Fixture Filing and Financing Statement and Security Agreement with Assignment of Rents dated as of July 31, 1997 and recorded in the Official Records of Clark County, Nevada on July 31, 1997, in Book 970731, as Instrument No. 01719 to provide that the Original Tranche A Notes and Original Tranche B Notes would be secured by the Property pursuant to the Deed of Trust. The Original Notes, Original Tranche A Notes and Original Tranche B Notes shall sometimes hereinafter be collectively referred to as the "PRIOR NOTES".

                  C. Pursuant to that certain Second Amended and Restated Note Purchase Agreement dated as of November 25, 1997 (as heretofore and hereafter amended and modified, the "SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and between SGC, Trustor, Beneficiary, SunAmerica and Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company ("FIRST BOSTON"), SGC, Trustor, Beneficiary, SunAmerica and First Boston: (i) agreed to amend and restate all Prior Notes and the note facility described in the Amended and Restated Note Purchase Agreement to provide for the issuance by Trustor of (x) certain Tranche A Notes in a principal amount up to $37,000,000 (the "TRANCHE A NOTES"), and (y) certain Tranche B Notes in a principal amount up to $20,500,000 (the "TRANCHE B NOTES"), and (ii) the parties amended the Deed of Trust pursuant to that certain Second Amendment to Deed of Trust, Fixture Filing and Financing Statement and Security Agreement with Assignment of Rents dated as of November 25, 1997 and recorded in the Official Records of Clark County, Nevada on November 26, 1997, in Book 971126, as Instrument No. 01444 to provide that such Tranche A Notes and Tranche B Notes would be secured by, among other things, the Property pursuant to the Deed of Trust.

                  D. Pursuant to that certain Second Amendment to the Second Amended and Restated Note Purchase Agreement dated as of November 15, 1999 (the "SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and among SGC, Trustor, Beneficiary, and Anchor National Life Insurance Company, an Arizona life insurance company ("ANCHOR"), the Second Amended and Restated Note Purchase Agreement was further amended, among other things, to reflect the release and sale of the Henderson Facility (as defined therein) pursuant to the Henderson Sale Agreement (as defined in the Second Amendment to the Second Amended and Restated Note Purchase Agreement) and the principal pay-down of approximately $14,500,000.

                  E. Pursuant to and subject to the conditions set forth in that certain Third Amendment to the Second Amended and Restated Note Purchase Agreement of even date herewith (the "THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and among SGC, Trustor, Beneficiary and
Anchor: (i) the parties agreed to amend and restate the Tranche A Notes and Tranche B Notes (the "RESTATED NOTES") to extend the maturity date from December 15, 1999 to December 14, 2000 and to evidence the outstanding principal amount of the Restated Notes of $43,000,000, (ii) Beneficiary and Anchor agreed to fund certain additional loans in the future to Trustor evidenced by certain additional notes (the "ADDITIONAL NOTES") by Trustor to Beneficiary and Anchor in an aggregate principal amount up to (but not to exceed) $7,500,000, and (iii) the parties agreed to amend the Deed of Trust to provide that such Restated Notes and Additional Notes will be secured by, among other things, the Property pursuant to the Deed of Trust.

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                  F. The parties hereby desire to amend the Deed of Trust as necessary to provide that the Deed of Trust secures Trustor's obligations under the Third Amendment to the Second Amended and Restated Note Purchase Agreement, the Restated Notes and the Additional Notes and to conform the same to the Third Amendment to the Second Amended and Restated Note Purchase Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby amend the Deed of Trust as follows:

                  1. All references in the Deed of Trust to the term "Note Purchase Agreement" shall be deemed to refer to the Second Amended and Restated Note Purchase Agreement, as heretofore amended (including, without limitation, the Third Amendment to the Second Amended and Restated Note Purchase Agreement) and as hereafter amended from time to time.

                  2. All references in the Deed of Trust to the term "Notes" shall be deemed to refer only to the Restated Notes and Additional Notes.

                  3. All references in the Deed of Trust to the term "Environmental Indemnity" shall be deemed to refer to the Company Environmental Indemnity, as heretofore amended and as hereafter amended from time to time.

                  4. The second full paragraph on Page 7 of the Deed of Trust is hereby deleted in its entirety and the following paragraph is substituted in its place and stead:

                           "FIRST: Payment when due, whether at stated maturity,
                  by required prepayment, declaration, acceleration, demand or otherwise (including payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section362(a)), of all obligations and liabilities of every nature of Trustor now or hereafter existing under or arising out of or in connection with that certain Second Amended and Restated Note Purchase Agreement dated as of November 25, 1997, by and among Santa Fe Gaming Corporation (formerly named Sahara Gaming Corporation), Trustor, Beneficiary, SunAmerica, Inc., a Delaware corporation, and Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company (as heretofore and hereafter amended, the "SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT") (it being acknowledged that all initially capitalized terms used herein without definition shall have the meanings given such terms in the Second Amended and Restated Note Purchase Agreement), the Restated Notes, whether for principal in the principal amount of Forty Three Million Dollars ($43,000,000) in the aggregate or such principal amount as may be advanced and remain unpaid, issued to the Beneficiary and the other Holders to evidence such obligations and liabilities, together with any and all renewals, extensions, amendments, modifications, rearrangements, replacements, restatements, substitutions and addenda of or to such Restated Notes (herein referred to as the "RESTATED NOTES"), and any additional notes

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                  issued in the future by Trustor to Beneficiary and other
                  Holders pursuant to the Second Amended and Restated Note Purchase Agreement, whether for principal in the principal amount of up to (but not to exceed) Seven Million Five Hundred Thousand Dollars ($7,500,000) in the aggregate or such principal amount as may be advanced and remain unpaid, issued to the Beneficiary and the other Holders to evidence such obligations and liabilities, together with any and all renewals, extensions, amendments, modifications, rearrangements, replacements, restatements, substitutions and addenda of or to such Additional Notes (the "ADDITIONAL NOTES"), or for interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Trustor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Beneficiary as a preference, fraudulent transfer or otherwise. The RESTATED NOTES and ADDITIONAL NOTES will be collectively referred to herein as the "NOTES".


                  5. The fourth full paragraph on Page 8 of the Deed of Trust is hereby deleted in its entirety and the following paragraph is substituted in its place and stead:

                           "It is the intention of Trustor, Beneficiary and the
                  Holders that all obligations secured hereby are obligatory and to the extent that the obligations (or any portion thereof) are deemed not to be obligatory, then this Deed of Trust shall be deemed an "instrument" (as defined in NRS 106.330, as amended or recodified from time to time) which secures "future advances" (as defined in NRS 106.320, as amended or recodified from time to time) and which is governed pursuant to NRS
                  106.300 through 106.400, as amended and recodified from time to time ("NRS" means Nevada Revised Statutes). In the event that the obligations (or any portion thereof) are deemed not to be obligatory, it is the intention of the parties that the Secured Obligations include the obligation of the Trustor to repay "future advances" of "principal" (as defined in NRS 106.345, as amended or recodified from time to time) in an amount up to $50,500,000, and that the lien of this Deed of Trust secures the obligation of Trustor to repay all such "future advances" with the priority set forth in NRS 106.370(1), as amended or recodified from time to time."

                  6. Except as expressly amended and modified hereby, the Deed of Trust shall remain in full force and effect. The obligations secured by the Deed of Trust are hereby reconfirmed in their entirety and the Deed of Trust is hereby ratified by Trustor.

                  7. The parties hereto expressly disclaim any intent to effect a novation or an extinguishment or discharge of any of the obligations secured by the Deed of Trust or by any other document executed in connection with the Second Amended and Restated Note Purchase Agreement by reason of this Amendment.

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                  8. The obligations created by the Second Amended and Restated
Note Purchase Agreement and/or secured by the Deed of Trust are continuing obligations and nothing contained in this Amendment shall be deemed to release, terminate, subordinate or impair any lien, security interest or assignment created or evidenced by the Deed of Trust.

                  9. This Amendment and the recordation hereof shall not prejudice, limit or affect in any way any present or future rights, remedies, powers or benefits available to Beneficiary under the Deed of Trust or any other documents executed for the benefit of Beneficiary in connection with the Second Amended and Restated Note Purchase Agreement.

                  10. The provisions of this Amendment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto.

                  11. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signatures and acknowledgments thereto, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed by other parties to this Amendment attached thereto.

                  12. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Nevada, without regard to conflicts of laws principles.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                               "TRUSTOR"

                                SAHARA LAS VEGAS CORP.,
                                a Nevada corporation

                                By:   /s/ Thomas K. Land
                                Its:  Senior Vice President and Chief Financial
                                      Officer

                                By:   /s/ Paul W. Lowden
                                Its:  President

                                "BENEFICIARY"

                                SUNAMERICA LIFE INSURANCE
                                COMPANY,
                                an Arizona corporation

                                By:   /s/ Peter McMillan
                                Its:  Authorized Agent


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                                 ACKNOWLEDGMENTS


STATE OF                  )
        ------------------
                          )
COUNTY OF                 )
         -----------------

                  On December___, 1999 before me, the undersigned, a Notary Public in and for said State, personally appeared___________________________ ___________________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                  Signature
                            ----------------------------------




STATE OF CALIFORNIA         )
                            )
COUNTY OF LOS ANGELES       )


                  On December___, 1999 before me, the undersigned, a Notary Public in and for said State, personally appeared_________________________ _________________________________________ and ____________________________
personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                  Signature
                            ----------------------------------

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                                    EXHIBIT A

                       LEGAL DESCRIPTION OF REAL PROPERTY


The real property located in the County of Clark, State of Nevada and described as follows:


Being a portion of the Northeast Quarter (NE 1/4) of Section 9 and a portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 10, Township 21 South, Range 61 East, M.D.B.&M., Clark County, Nevada, described as follows:


COMMENCING at the Northeast Corner (NE Cor) of the Northeast Quarter (NE 1/4) of said Section 9; thence South 04 Degrees 43 Minutes 06 Seconds East along the East Line of said Section 9, a distance of 896.80 feet to a point, said point being the Northeast Corner (NE Cor) of that certain parcel of land conveyed by HOTEL SECURITIES C. to EL RANCHO VEGAS by Corporation Deed recorded March 20, 1945 shown as Document No. 194417, Clark County, Nevada Official Records, said point also being the POINT OF BEGINNING; thence South 87 Degrees 12 Minutes 23 Seconds East parallel to the North Line of said Section 9 a distance of 342.86 feet to the West Line of Paradise Road, thence South 00 Degrees 14 Minutes 47 Seconds West along said West Line of Paradise Road, a distance of 868.44 feet; thence North 87 Degrees 12 Minutes 23 Seconds West parallel to the North Line of said Section 9, a distance of 1572.55 feet to the East Line of Las Vegas Boulevard South; thence North 28 Degrees 00 Minutes 00 Seconds East along said East Line of Las Vegas Boulevard South, a distance of 958.89 feet; thence South 87 Degrees 12 Minutes 23 Seconds East parallel to the North Line of said Section 9, a distance of 782.72 feet to the POINT OF BEGINNING.

ASSESSOR'S PARCEL NUMBERS:   162-09-602-001
                             162-09-602-005

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